Exhibit 10.1

FIRST AMENDMENT TO TIME SHARING AGREEMENT

Dated as of May 15, 2017.
among
DT Credit Company, LLC,
as Lessor,
and
The Entities and Persons Listed on the Signature Page hereto, as Lessees,

concerning the aircraft listed on Exhibit A hereto.

* * *

Carry a copy of this Amendment to Time Sharing Agreement in the Aircraft at all times.

FIRST AMENDMENT TO TIME SHARING AGREEMENT

This First Amendment to Time Sharing Agreement (this “Amendment”) is made effective as of May 15, 2017 (the "Effective Date"), by and among DT CREDIT COMPANY, LLC ("Lessor"), an Arizona limited liability company, and the Entities and Persons listed on the Signature Page hereto (collectively "Lessees" and separately a “Lessee”) to amend that certain Time Sharing Agreement dated October 22, 2015 (the “Agreement”).

R E C I T A L S:

WHEREAS, Lessor is in lawful possession of and is the operator of those certain U.S. registered civil aircraft listed on Exhibit A hereto (together the "Aircraft" and each individually an “Aircraft”);

WHEREAS, Lessor employs or contracts for the services of a fully qualified flight crew, consisting of a pilot in command and second in command, to operate the Aircraft;

WHEREAS, Lessor operates the Aircraft within the scope of and incidental to its own business;

WHEREAS, Lessor leases to Lessees the Aircraft and flight crew, from time to time as needed, on a time sharing basis as authorized in Section 91.501(b)(6) of the Federal Aviation Regulations (“FAR”) and defined in Section 91.501 (c) (1) of the FAR.

WHEREAS, the parties to this Amendment seek to amend the Agreement to add entities and an individual as a Lessee authorized to use the Aircraft pursuant to the Agreement and to correctly identify the Aircraft.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the parties agree to amend the Agreement as follows, effective as of the Effective Date:

1.Lessees. The Lessees of the Aircraft authorized to use the Aircraft pursuant to the Agreement include the entities and individual identified on the signature page of this Amendment.

2.Aircraft. The Aircraft that is used by the Lessees pursuant to the Agreement is described in Exhibit A attached hereto and incorporated herein.

3.Ratification. Lessor and Lessees hereby ratify and affirm the Agreement, as amended by this Amendment, effective as of the Effective Date.

4.Counterparts. This Amendment may be signed in multiple counterparts, each of which and collectively shall constitute but one original.

**** Signature Page ****

IN WITNESS WHEREOF, the, parties have executed this Amendment effective as of the Effective Date.

Lessor:		Lessees:

DT CREDIT COMPANY, LLC		VERDE INVESTMENTS, INC.
By:	/s/ Jon D. Ehlinger	By:	/s/ Steven P. Johnson
Print:	Jon D. Ehlinger	Print:	Steven P. Johnson
Title:	Secretary	Title:	VP & Secretary

VERDE CAPITAL PARTNERS, LLC
		By:	/s/ Steven P. Johnson
		Print:	Steven P. Johnson
		Title:	VP & Secretary

CARVANA GROUP, LLC
		By:	/s/ Paul Breaux
		Print:	Paul Breaux
		Title:	Vice President

ORENO HOLDINGS, LLC
		By:	/s/ Ernest C. Garcia II
		Print:	Ernest C. Garcia II
		Title:	Manager

/s/ Ernest C. Garcia III
ERNEST C. GARCIA III

Exhibit A
to
Amendment to Time Sharing Agreement
Effective Date: May 15, 2015

Canadair Model CL-600-2B16 (Challenger 604) aircraft bearing U.S. Registration Number N604DT and manufacturer serial number 5627 with engine serial numbers 950413 and 950414.

Bombardier Aerospace Model BD-700-1A11 (Global 5000) aircraft bearing U.S. Registration Number N50VC and manufacturer serial number 9539 with engine serial numbers 22206 and 22207.